SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20579



                         FORM 8-K/A
                       CURRENT REPORT

                    _____________________

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): February 7,1995

                      SHAWMUT NATIONAL CORPORATION
        (Exact name of registrant as specified in its charter)

    Delaware               1-10102                  06-1212629
 (State or other          (Commission             (IRS Employer
 jurisdiction of          File Number)            Identification No.)
 incorporation)

777 Main Street, Hartford, Connecticut                   06115
One Federal Street, Boston, Massachusetts                02211
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:(203) 986-2000
                                                   (617) 292-2000

                         Not Applicable
(Former name or former address, if changed since last report)


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (a) Financial Statements of Business Acquired and (b) Pro Forma Financial Information. On April 13, 1995 Shawmut National Corporation filed a Current Report on Form 8-K which includes financial statements of the Business Finance Division of Barclays Business Credit, Inc. as of and for the years ending December 31, 1994 and 1993 and unaudited pro forma condensed combined financial information for Shawmut National Corporation and subsidiaries, Fleet Financial Group, Inc., Northeast Federal Corp. and subsidiaries and the Business Finance Division of Barclays Business Credit, Inc. Such financial statements and unaudited pro forma condensed combined financial information is hereby incorporated by reference herein.

          (c) Exhibits.

          99.1 Audited financial statements of the Business Finance Division of Barclays Business Division of Barclays Business Credit, Inc. as of and for the years ending December 31, 1994 and 1993 (incorporated by reference to Exhibit 99.3 to Shawmut National Corporation's Current Report on Form 8-K (File No. 1-10102) filed April 13, 1995.

          99.2 Unaudited pro forma condensed combined financial information for Shawmut National Corporation and subsidiaries, Fleet Financial Group, Inc., Northeast Federal Corp. and subsidiaries and the Business Finance Division of Barclays Business Credit, Inc. (incorporated by reference to Exhibit 99.4 to Shawmut National Corporation's Current Report on Form 8-K (File No. 1-10102) filed April 13, 1995.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              SHAWMUT NATIONAL CORPORATION

                              By:  /s/  Susan E. Lester
                                   Susan E. Lester
                                   Executive Vice President
                                   and Chief Financial Officer